SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 23, 2003


                             TOMPKINS TRUSTCO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   New York                       1-12709                        16-1482357
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(State or other           (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



The Commons, PO Box 460, Ithaca, NY                                      14851
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (607) 273-3210
                                                    --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events and Required FD Disclosure

         This Form 8-K/A amends the Current Report on Form 8-K dated October 22, 2003 to attach a revised press release, amended to correct a typographical error in paragraph 4, which indicated that total deposits were "$1.4 million" and should have read "$1.4 billion". A copy of the corrected press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

             Exhibit No.    Description
             -----------    -----------

             99.1           Press Release of Tompkins Trustco, Inc. dated
                            October 22, 2003.

Item 12. Results of Operations and Financial Condition

         On October 22, 2003, the Company issued a press release announcing its earnings for the calendar quarter ended September 30, 2003. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.


Date: October 23, 2003                 By: /s/ JAMES J. BYRNES
                                           -----------------------
                                           James J. Byrnes
                                           Chairman and
                                           Chief Executive Officer


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

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                         EXHIBIT DESCRIPTION                          PAGE
------                         -------------------                          ----

 99.1             Press Release of Tompkins Trustco, Inc. dated
                  October 22, 2003.


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